EXHIBIT 10.1


                    FOURTH AMENDMENT TO AMENDED AND RESTATED
                       AGREEMENT OF LIMITED PARTNERSHIP OF
                        PSA INSTITUTIONAL PARTNERS, L.P.,
                        A CALIFORNIA LIMITED PARTNERSHIP


                       (CREATING SERIES J PREFERRED UNITS)

         This Fourth Amendment (the "AMENDMENT") to the Amended and Restated Agreement of Limited Partnership of PSA Institutional Partners, L.P., a California Limited Partnership, dated March 29, 2000 as amended by (i) the Amendment to Amended and Restated Agreement of Limited Partnership of PSA Institutional Partners, L.P., dated as of August 11, 2000, (ii) the Second Amendment to Amended and Restated Agreement of Limited Partnership of PSA Institutional Partners, L.P., dated as of August 11, 2000 and (iii) the Third Amendment to Amended and Restated Agreement of Limited Partnership of PSA Institutional Partners, L.P., dated as of October 12, 2004 (the "PARTNERSHIP AGREEMENT") is made and entered into as of May 9, 2006 (the "EFFECTIVE DATE") with reference to the following facts:

         A. Pursuant to Section 3.3 of the Partnership Agreement, the General Partner is authorized to cause the Partnership to issue certain additional units of limited partnership interest without the consent of the Limited Partners.

         B. The General Partner has determined that it is in the best interests of the Partnership to create a new class of units, with the designations, preferences and other rights, powers and duties set forth in this Amendment, to be known as Series J Preferred Units, and to issue those units as set forth below. Although the proceeds from the issuance of those units may be used for any Partnership purpose, the General Partner currently anticipates having the Partnership use those proceeds to acquire through another entity an indirect interest in the assets of Shurgard Storage Centers, Inc.

         C. Unless otherwise defined in this Amendment, capitalized terms shall have the meanings given to them in the Partnership Agreement.

         The parties agree as follows:

         1. The following definitions shall be inserted into Section 1 of the Partnership Agreement in the appropriate alphabetical order:

         "BEL LIMITED PARTNERS" means Belair, Belcrest, Belmar, Belport, Belrose Realty Corporation ("BELROSE"), Belshire Realty Corporation ("BELSHIRE"), Belterra Realty Corporation ("BELTERRA"), Belwater Realty Corporation ("BELWATER"), Clearwood Realty Corporation ("CLEARWOOD") and Montebello.

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         "SERIES J PREFERRED  UNITS" means the series of  partnership  interests designated as the "7.25% Series J Cumulative Redeemable Perpetual Preferred Units" entitled to the rights described in this Agreement. The Series J Preferred Units are Exchangeable Preferred Units, and the Corresponding Preferred Stock with respect to those units is the 7.25% Cumulative Preferred Stock, Series J, of the Company."

         2. The definition of "PRIORITY RETURN" in the Partnership Agreement is amended by inserting the following at the end of clause (i):

         ", and for the Series J Preferred Units an amount equal to seven and one quarter percent (7.25%) per annum of the stated value of $25 per unit"

In addition, notwithstanding anything to the contrary in the Partnership Agreement, to reflect the issuance of certain Series J Preferred Units as of the Effective Date, the Priority Return relating to the quarter in 2006 in which those Series J Preferred Units are issued shall be 53/90th of the Priority Return that would accrue for a full calendar quarter.

         3. The definition of "PARITY PREFERRED UNITS" in the Partnership Agreement shall be amended by inserting the phrase "Series J Preferred Units," into the second sentence thereof before the phrase "Series N Preferred Units".

         4. On the Effective Date, in accordance with that certain Contribution Agreement, dated as of May 9, 2006, by and among Belair, Belport, Belrose, Belshire, Belterra, Belwater and Clearwood (collectively, the "CONTRIBUTORS"), the Partnership and the General Partner, the Contributors shall make a capital contribution to the Partnership in the amount of One Hundred Million ($100,000,000) Dollars and the Partnership shall issue to the Contributors, collectively, Four Million (4,000,000) Series J Preferred Units. In order to reflect the issuance of those Series J Preferred Units, Exhibit A to the Partnership Agreement is replaced with Exhibit A in the form attached to this Amendment, reflecting that Belair holds 1,000,000 Series J Preferred Units, Belport holds 700,000 Series J Preferred Units, Belrose holds 400,000 Series J Preferred Units, Belshire holds 500,000 Series J Preferred Units, Belterra holds 600,000 Series J Preferred Units, Belwater holds 600,000 Series J Preferred Units and Clearwood holds 200,000 Series J Preferred Units."

         5. Section 6.6.1 of the Partnership Agreement is amended to read in its entirety as follows:

         "6.6.1. RIGHT OF OPTIONAL REDEMPTION. The Series J, Series N, Series O and Series P Preferred Units may not be redeemed prior to the fifth
         (5th) anniversary of the issuance date of the particular series to be redeemed. The Series NN Preferred Units may not be redeemed prior to March 17, 2010. The Series Z Preferred Units may not be redeemed prior to March 5, 2009. On or after the fifth anniversary of the issuance date of each of the Series J, Series N, Series O and Series P Preferred Units, and on or after March 17, 2010 with respect to the Series NN Preferred Units, and on or after March 5, 2009 with respect to the

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         Series Z  Preferred  Units,  the  Partnership  shall  have the right to redeem the Series J, Series N, Series O, Series P, Series NN or Series Z Preferred Units, respectively, in whole or in part, at any time or from time to time, upon not less than thirty (30) nor more than sixty
         (60) days' written notice, at a redemption price, payable in cash, equal to the Liquidation Preference per Series J, Series N, Series O, Series P, Series NN or Series Z Preferred Unit to be redeemed (the "REDEMPTION PRICE"). The rights of redemption of any subsequently issued Parity Preferred Units shall be as designated in an amended Exhibit A to this Agreement. If fewer than all of the outstanding Parity Preferred Units of a particular series are to be redeemed, the units to be redeemed from that series shall be selected pro rata (as nearly as practicable without creating fractional units)."

         6. Section 6.7 of the Partnership Agreement is amended to insert "Series J" immediately before "Series N".

         7. Section 10.3 of the Partnership Agreement is amended to read in its entirety as follows (the effect of which is to correct certain misnumbering in prior amendments and to add at the end new Section 10.3.5:

            10.3.1 SERIES O PREFERRED UNITS. Holders of the Series O Preferred Units will not have any voting rights or right to consent to any matter requiring the consent or approval of the Limited Partners, except as set forth below. So long as any Series O Preferred Units remain outstanding, the Partnership shall not, without the affirmative vote of the holders of at least a majority of the Series O Preferred Units outstanding at the time, take any of the actions described above in Sections 10.2.1, 10.2.2 and 10.2.3, treating each reference in those provisions to "Series N Preferred Units" as a reference instead to "Series O Preferred Units."

            10.3.2 SERIES P PREFERRED UNITS. Holders of the Series P Preferred Units will not have any voting rights or right to consent to any matter requiring the consent or approval of the Limited Partners, except as set forth below. So long as any Series P Preferred Units remain outstanding, the Partnership shall not, without the affirmative vote of the holders of at least a majority of the Series P Preferred Units outstanding at the time, take any of the actions described above in Sections 10.2.1, 10.2.2 and 10.2.3, treating each reference in those provisions to "Series N Preferred Units" as a reference instead to "Series P Preferred Units."

            10.3.3 SERIES NN PREFERRED UNITS. Holders of the Series NN Preferred Units will not have any voting rights or right to consent to any matter requiring the consent or approval of the Limited Partners, except as set forth below. So long as any Series NN Preferred Units remain outstanding, the Partnership shall not, without the affirmative vote of the holders of at least a majority of the Series NN Preferred Units outstanding at the time, take any of the actions described above in Sections 10.2.1, 10.2.2 and 10.2.3, treating each reference in those provisions to "Series N Preferred Units" as a reference instead to "Series NN Preferred Units."

            10.3.4 SERIES Z PREFERRED UNITS. Holders of the Series Z Preferred Units will not have any voting rights or right to consent to any matter requiring the consent or approval of the Limited Partners, except as set forth below. So long as any Series Z Preferred Units remain outstanding, the Partnership shall not, without the affirmative vote of

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         the  holders of at least a majority  of the  Series Z  Preferred  Units outstanding at the time, take any of the actions described above in Sections 10.2.1, 10.2.2 and 10.2.3, treating each reference in those provisions to "Series N Preferred Units" as a reference instead to "Series Z Preferred Units."

            10.3.5 SERIES J PREFERRED UNITS. Holders of the Series J Preferred Units will not have any voting rights or right to consent to any matter requiring the consent or approval of the Limited Partners, except as set forth below. So long as any Series J Preferred Units remain outstanding, the Partnership shall not, without the affirmative vote of the holders of at least a majority of the Series J Preferred Units outstanding at the time, take any of the actions described above in Sections 10.2.1, 10.2.2 and 10.2.3, treating each reference in those provisions to "Series N Preferred Units" as a reference instead to "Series J Preferred Units."

         8. Section 11.2 of the Partnership Agreement is hereby amended by inserting the following language in clause (iii) of the fourth sentence thereof after the words "Series NN Preferred Units": "and Series J Preferred Units".

         9. Section 12.2 of the Partnership Agreement is amended by adding immediately after Section 12.2.4 the following Section 12.2.5:

            "12.2.5 SERIES J PREFERRED UNITS. The Series J Preferred Units also shall be exchangeable in the same fashion as are the Series N Preferred
         Units: the provisions of Section 12.1 shall be read as if restated in this Section 12.2.5, but as if each reference in those provisions to "Series N Preferred Units" instead were a reference to "Series J Preferred Units," and by treating each reference to the "Series N Preferred Stock" as a reference to the 7.25% Cumulative Preferred Stock, Series J, of the Company.

            In addition, notwithstanding any provision herein to the contrary, so long as any Series J Preferred Units remain outstanding, in the event of the occurrence of a Covered Transaction (defined below), on the date such Covered Transaction is completed or occurs, the holders of record of the Series J Preferred Units (acting as a whole), shall have the option to cause the exchange of all of the Series J Preferred Units outstanding for depositary shares representing interests in Series J Preferred Stock based on the Exchange Ratio (as defined in
         Section 12.1.1) if the holders of a majority of the then outstanding Series J Preferred Units elect to so exchange in accordance with the following paragraph.

            The Partnership shall give written notice of a Covered Transaction to each of the respective holders of record of the Series J Preferred Units, at their respective addresses as they appear on the transfer records of the Partnership, not less than thirty (30) days prior to the completion or occurrence of a Covered Transaction. Such notice shall not set forth any non-public information concerning such Covered

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         Transaction.  Each of the  holders of record of the Series J  Preferred
         Units shall have until 5:00 p.m. (PST) on the fifteenth (15th) day following receipt of such notice from the Partnership, to give the Partnership notice of whether such holder votes in favor of having the Series J Preferred Units be exchanged for Series J Preferred Stock.

            Notwithstanding any provision herein to the contrary, with respect to a Covered Transaction that arises under clause (c) of the definition of Covered Transaction set forth below, in the event that the Company so fails to qualify as a real estate investment trust for any reason other than an affirmative election by the Company not to qualify, (a) the Partnership shall give notice of the occurrence of a Covered Transaction to each of the holders of record of the Series J Preferred Units within 15 days after discovery of such failure to qualify, (b) each of the holders of record of the Series J Preferred Units shall have until 5:00 p.m. (PST) on the fifteenth (15th) day following receipt of such notice from the Partnership, to give the Partnership notice of such holder's vote as to whether the Series J Preferred Units will be exchanged for Series J Preferred Stock and (c) if the holders of not less than a majority of the then outstanding Series J Preferred Units have elected to have the Series J Preferred Units exchanged for Series J Preferred Stock, all of the Series J Preferred Units shall be so exchanged on a date not later than 45 days following the date of discovery of the Company's failure to qualify.

            For purposes of this Section 12.2.5, the term "COVERED TRANSACTION" shall mean (a) the Company's completion of a "Rule 13e-3 transaction" (as defined in Rule 13e-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) in which, as a result of such transaction, the Company's common stock is no longer registered under
         Section 12 of the Exchange Act, except that this clause (a) shall not apply to any involuntary delisting of the Company's common stock from the New York Stock Exchange or any national securities exchange (as defined in the Exchange Act), (b) the completion of any transaction or series of transactions that would result in a Reorganization Event (defined below) of the Company or the Partnership or (c) the Company's failure (or election not) to qualify as a real estate investment trust as defined in Section 856 (or any successor section) of the Internal Revenue Code of 1986, as amended.

            For purposes of this Section 12.2.5, the term "REORGANIZATION EVENT" shall mean (x) any sale or other disposition of all or substantially all of the assets of the Partnership or the Company, as the case may be, to an entity that is not an affiliate of the Company; or (y) any consolidation, amalgamation, merger, business combination, share exchange, reorganization or similar transaction involving the Partnership or the Company, as the case may be, pursuant to which the Partners of the Partnership or the stockholders of the Company, as the case may be, immediately prior to the consummation of such transaction will own less than a majority of the equity interests in the entity

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


         surviving such transaction; provided, however, a Reorganization Event shall not include any transaction contemplated by clauses (x) or (y) of this definition if the surviving entity has unsecured debt outstanding which is rated at least the lowest credit rating level established as investment grade by at least two of Standard & Poor's, Moody's Investor Service and Fitch Ratings (it being understood that as of the date of this Agreement the lowest investment grade rating of Standard & Poor's is BBB-, the lowest investment grade rating of Moody's is Baa3 and the lowest investment grade rating of Fitch Ratings is BBB-) and such rating has been reaffirmed in light of the contemplated transaction."

         10. Except as expressly provided in this Amendment, all of the provisions of the Partnership Agreement are ratified and confirmed, and continue in full force and effect.


         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

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

       The undersigned have signed this Amendment as of the date indicated above.


                            "GENERAL PARTNER:"

                            PS TEXAS HOLDINGS, LTD.,
                            a Texas limited partnership

                            By:  PS GPT Properties, Inc., a California
                                 corporation, its general partner

                                 By:      /s/ John Reyes
                                          --------------
                                          Name:  John Reyes
                                          Title: Senior Vice President and
                                                 Chief Financial Officer


                                 By:      /s/ Stephanie Heim
                                          ------------------
                                          Name:  Stephanie Heim
                                          Title: Secretary


                            "LIMITED PARTNERS:"

                            PS LPT PROPERTIES INVESTORS,
                            a Maryland business trust


                                 By:      /s/ John Reyes
                                          --------------
                                          Name: John Reyes
                                          Title:Senior Vice President and
                                                Chief Financial Officer



                                 By:      /s/ Stephanie Heim
                                         -------------------
                                         Name:  Stephanie Heim
                                         Title:    Secretary

                       (SIGNATURES CONTINUE ON NEXT PAGE)

                            BELAIR REAL ESTATE CORPORATION,
                            a Delaware corporation


                                 By:    /s/ William R. Cross
                                        --------------------
                                        Name:  William R. Cross
                                        Title: President


                            BELPORT REALTY CORPORATION,
                            a Delaware corporation


                                 By:    /s/ William R. Cross
                                        --------------------
                                        Name:  William R. Cross
                                        Title: President


                            BELROSE REALTY CORPORATION,
                            a Delaware corporation


                                 By:    /s/ William R. Cross
                                        --------------------
                                        Name:  William R. Cross
                                        Title: President


                            BELSHIRE REALTY CORPORATION,
                            a Delaware corporation


                                 By:    /s/ William R. Cross
                                        --------------------
                                        Name:  William R. Cross
                                        Title: President

                       (SIGNATURES CONTINUE ON NEXT PAGE)


                             BELTERRA REALTY CORPORATION,
                             a Delaware corporation


                                 By:    /s/ William R. Cross
                                        --------------------
                                        Name:  William R. Cross
                                        Title: President


                            BELWATER REALTY CORPORATION,
                            a Delaware corporation


                                 By:    /s/ William R. Cross
                                        --------------------
                                        Name:  William R. Cross
                                        Title: President


                            CLEARWOOD REALTY CORPORATION,
                            a Delaware corporation


                                 By:    /s/ William R. Cross
                                        --------------------
                                        Name:  William R. Cross
                                        Title: President

                       (SIGNATURES CONTINUE ON NEXT PAGE)


                            ALL OTHER LIMITED PARTNERS

                                 By:      PS Texas Holdings, Ltd.,
                                          a Texas limited partnership,
                                          as their attorney-in-fact

                                 By:      PS GPT Properties, Inc.,
                                          a California corporation,
                                          its general partner


                                 By:      /s/ John Reyes
                                          --------------
                                          Name:  John Reyes
                                          Title: Senior Vice President and
                                                 Chief Financial Officer


                                 By:      Stephanie Heim
                                          --------------
                                          Name:  Stephanie Heim
                                          Title: Secretary


                       (SIGNATURES CONTINUE ON NEXT PAGE)

Acknowledged and agreed, as to the
issuance of Company stock pursuant
to Section 12 of the Partnership Agreement:


"COMPANY"

PUBLIC STORAGE, INC.,
a California corporation


By:      /s/ John Reyes
         --------------
         Name:  John Reyes
         Title: Senior Vice President and
                Chief Financial Officer


By:      /s/ Stephanie Heim
         ------------------
         Name:  Stephanie Heim
         Title: Secretary

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